                                                               Exhibit 10.xxxii

                             THE MEAD CORPORATION
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    --------------------------------------

                               TABLE OF CONTENTS

SECTION 1 - GENERAL...................................................................    1
     1.1    History and Effective Date................................................    1
     1.2    Purpose of Plan...........................................................    1
     1.3    Purpose of Restatement....................................................    1
     1.4    Plan Funding and Administration...........................................    2
     1.5    Applicable Law............................................................    2
     1.6    Gender and Number.........................................................    2
     1.7    Assignment................................................................    2
     1.8    Notices...................................................................    2


SECTION 2 - PARTICIPATION.............................................................    3
     2.1    Eligibility for Participation.............................................    3
     2.2    Participation Not Contract of Employment..................................    3


SECTION 3 - BASIC BENEFIT.............................................................    3
     3.1    Eligibility for Basic Benefit.............................................    3
     3.2    Amount of Basic Benefit...................................................    3
     3.3    Form and Time of Payment of Basic Benefit.................................    4
     3.4    Final Average Earnings....................................................    4
     3.5    Earnings..................................................................    4
     3.6    Other Benefits............................................................    5


SECTION 4 - EARLY BENEFIT.............................................................    5
     4.1    Eligibility for Early Benefit.............................................    5
     4.2    Amount of Early Benefit...................................................    6
     4.3    Form and Time of Payment of Early Benefit.................................    6


SECTION 5 - PRE-AGE 55 BENEFIT........................................................    6
     5.1    Eligibility for Pre-Age 55 Benefit........................................    6
     5.2    Amount of Pre-Age 55 Benefit..............................................    6
     5.3    Form and Time of Payment of Pre-Age 55 Benefit............................    7
     5.4    Involuntary Termination...................................................    7
     5.5    Termination for Cause.....................................................    8


SECTION 6 - DISABILITY BENEFIT........................................................    8
     6.1    Eligibility for Disability Benefit........................................    8
     6.2    Amount of Disability Benefit..............................................    9
     6.3    Form and Time of Payment of Disability Benefit............................    9


SECTION 7 - OPTIONAL FORMS OF BENEFIT PAYMENT.........................................    9
     7.1    Request for Optional Payment Form.........................................    9
     7.2    Optional Forms of Benefit Payment.........................................    9
     7.3    Limitations on Optional Forms of Payment..................................   10


SECTION 8 - DEATH BENEFIT.............................................................   10
     8.1    Eligibility for Death Benefit.............................................   10
     8.2    Amount of Death Benefit...................................................   10
     8.3    Beneficiary...............................................................   10


SECTION 9 - SPOUSAL SURVIVOR BENEFIT..................................................   11
     9.1    Eligibility for Spousal Survivor Benefit..................................   11
     9.2    Amount of Spousal Survivor Benefit........................................   11
     9.3    Form and Time of Payment of Spousal Survivor Benefit......................   11
     9.4    Reduction for Spousal Survivor Benefit....................................   12

SECTION 10 - SPECIAL PROVISIONS AFFECTING PAYMENT OF BENEFITS................................. 12
     10.1    Competition...................................................................... 12
     10.2    Termination for Cause............................................................ 13
     10.3    Payments After a Change in Control............................................... 13
     10.4    Emergency Payments............................................................... 14
     10.5    ECAP Credit in Lieu of Distribution.............................................. 15
     10.6    Payment to Incapacitated Persons................................................. 15
     10.7    Withholding...................................................................... 15


SECTION 11 - DISPUTE RESOLUTION............................................................... 15
     11.1    Notice of Denial................................................................. 15
     11.2    Notice of Appeal................................................................. 16
     11.3    Decision on Appeal............................................................... 16
     11.4    Records, Data and Information.................................................... 16


SECTION 12 - AMENDMENT AND TERMINATION........................................................ 17
     12.1    Amendment and Termination........................................................ 17
     12.2    Contingencies Affecting the Employers............................................ 17
     12.3    Protected Benefits............................................................... 17

          THE MEAD CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
          -----------------------------------------------------------


SECTION 1 - GENERAL
-------------------

            1.1  History and Effective Date. Effective January 1, 1982, THE MEAD
                 --------------------------
CORPORATION, an Ohio corporation ("Mead") established THE MEAD CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN, then known as "The Mead Management Income Parity Plan," (the "Plan"). The Plan was subsequently amended and restated, effective January 1, 1985, amended, effective November 1, 1986, October 1, 1987, October 28, 1989 and February 28, 1991 and again amended and restated, effective July 1, 1992. The following provisions constitute a further amendment and restatement of the Plan, effective January 1, 1997. The Plan is intended to be a "top hat plan" (within the meaning of the Employee Retirement Income Security Act of 1974).

            1.2  Purpose of Plan.  The purpose of the Plan is to supplement the
                 ---------------
amount of the "Pension" (as defined in The Mead Retirement Plan) payable from The Mead Retirement Plan to or on account of any executive of Mead or of certain "Affiliates" (as defined below) of Mead and, thereby, enhance Mead's ability to:

                 (a)  recruit mid-career executives;

                 (b)  retain and motivate employed executives; and

                 (c) permit earlier than normal retirement of executives when it is found to be desirable.

The term "Affiliate" means any entity during the period that it is, along with Mead, a member of a controlled group of corporations, a controlled group of trades and businesses, an affiliated service group or any other entity designated by the Secretary of the Treasury as described in sections 414(b), 414(c), 414(m), and 414(o), respectively, of the Internal Revenue Code of 1986 (the "Code"). Mead and any Affiliate designated by the Compensation Committee of Mead's Board of Directors (the "Committee") and employing a "Participant" (as described in subsection 2.1) hereunder are sometimes referred to below, individually, as an "Employer" and, collectively, as the "Employers."

            1.3  Purpose of Restatement.  The purpose of this amendment and
                 ----------------------
restatement is to clarify certain Plan provisions, to incorporate previously applicable Plan interpretations and to reflect the restructuring of The Mead Excess Benefit Plan. The amendment and restatement is not intended to, and does not, reduce the benefits of any person accrued as of June 30, 1996. It is specifically intended that the rights and benefits of any Participant who had attained age 55 on or before June 30, 1992 shall be determined in accordance with the provisions of the Plan as in effect on that date.

            1.4  Plan Funding and Administration.  The benefits payable under
                 -------------------------------
the Plan are unfunded and are payable, when due, from the general assets of the Employers or, in the sole discretion of the Committee, from the assets of a benefit trust the assets of which shall be subject to the claims of the unsecured general creditors of the Employers. Notwithstanding the foregoing, in the event of a "Potential Change in Control" (as defined in Section 3.02 of Benefit Trust Agreement, a trust agreement established August 27, 1996 by and between Mead and Key Trust Company of Ohio, N.A., a national banking association,) the provisions of Benefit Trust Agreement shall become operative with respect to the Plan. The Plan shall be administered by the Vice-President-Human Resources of Mead or such other person as is hereafter named by the Committee (the "Administrator") who shall have the rights, powers and duties with respect to the Plan that are hereinafter set forth and the authority to establish such rules, regulations and interpretations with respect to the Plan as are reasonably necessary to administer the Plan. Any such rules, regulations and interpretations shall be uniformly applied to all persons similarly situated.

            1.5  Applicable Law.  The Plan will be construed and administered in
                 --------------
accordance with the laws of the State of Ohio to the extent that those laws are not preempted by the laws of the United States of America.

            1.6  Gender and Number. Where the context admits, words in any
                 -----------------
gender include any other gender, words in the singular will include the plural and words in the plural include the singular.

            1.7  Assignment.  No Plan right or interest of any person under the
                 ----------
Plan shall be assignable or transferable, in whole or in part, either directly or otherwise, including without limitation thereto, by execution, levy, attachment, garnishment, pledge or in any other manner, but excluding transfers by reason of death or mental incompetency; no attempted assignment or transfer thereof shall be effective; and no such right or interest shall be liable for, or subject to, any obligation or liability of any Participant or Beneficiary; except that a Participant may direct that payments be made during his lifetime, when due, to a trust established by him and evidenced to the Administrator to be a trust created as a grantor trust within the meaning of section 671 of the Code.

            1.8  Notices.  Any notice required or permitted to be given to any
                 -------
person under the Plan will be properly given if delivered or mailed, postage prepaid, to that person at his last post office address as shown on his Employer's records. Any notice to the Committee or the Plan Administrator shall be properly given if delivered or mailed, postage prepaid, to the Corporate Secretary of The Mead Corporation at its principal place of business. Any notice required under the Plan may be waived by the person entitled to notice.

SECTION 2 - PARTICIPATION
-------------------------

            2.1  Eligibility for Participation.  Each individual who was a
                 -----------------------------
participant in the Plan on December 31, 1995 shall continue as a Participant, subject to the terms and conditions of the Plan. Each other full-time, domestic, executive employee of the Employers will become a Participant in the Plan on the first day of the month next following the date on which he:

                 (a)  is a Participant in The Mead Retirement Plan;

                 (b)  is employed in a job classification
            designated by the Committee;

                 (c)  has been employed in such a job
            classification for 36 consecutive months; and

                 (d) has executed such forms and supplied the Plan Administrator with such documents, evidence, data and information as the Committee may require.

Subject to the terms and conditions of the Plan, an individual who has once become a Participant in the Plan shall continue as such, notwithstanding his transfer to employment with an Employer in a non-designated job classification or with an Affiliate.

            2.2  Participation Not Contract of Employment.  The Plan does not
                 ----------------------------------------
constitute a contract of employment and participation in the Plan will not give any employee the right to be retained in the employ of the Employers or Affiliates nor give any person any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the terms of the Plan.

SECTION 3 - BASIC BENEFIT
-------------------------

            3.1  Eligibility for Basic Benefit.  If a Participant's employment
                 -----------------------------
with the Employers and the Affiliates is terminated (for a reason other than his death) at or after he has attained age 62 years, he shall be entitled to receive a "Basic Benefit" in an amount determined pursuant to the provisions of subsection 3.2 and paid in the form and at the time provided in subsection 3.3.

            3.2  Amount of Basic Benefit.  A Participant's Basic Benefit is an
                 -----------------------
amount that, when expressed as an annual amount payable as a single life annuity commencing on the first day of the calendar month coincident with or next following the date of his termination of employment, is equal to:

                 (a) 55 percent of his "Final Average Earnings" (as defined in subsection 3.4);

                                  REDUCED BY
                                  ----------

                 (b) the amount of the Participant's "Other Benefits" (as defined in subsection 3.6); and


                              FURTHER REDUCED BY
                              ------------------

                 (c) the reduction, if any, required by subsection 9.4 which relates to "Spousal Survivor Benefits" (as described in subsection 9.1).

            3.3  Form and Time of Payment of Basic Benefit.  Except as otherwise
                 -----------------------------------------
specifically provided by Section 7, relating to optional forms of payment, the "Actuarial Present Value" (as defined in The Mead Retirement Plan) of the amount of a Participant's Basic Benefit will be distributed to him in the form of a single, lump sum payment, on or as soon as practicable after the date on which the Participant's employment with the Employers and the Affiliates is terminated.

            3.4  Final Average Earnings.  The term "Final Average Earnings"
                 ----------------------
means, with respect to any Participant, the average of his annual "Earnings" (as defined in subsection 3.5) for the highest 3 calendar years of his employment with the Employers (or his average monthly Earnings if less than 3 calendar years of such employment) selected from the 11 calendar years during which he received Earnings commencing with the earlier of the calendar year in which the Participant attains age 62 years or terminates his employment with the Employers and the 10 preceding calendar years. Notwithstanding the foregoing, for purposes of determining the amount of a Spousal Survivor Benefit payable pursuant to
Section 9 on account of a Participant who has not attained age 55 years on the date of his death, it shall be assumed that the amount of his Final Average Earnings is equal to the amount of his "Earnings" (as defined in The Mead Retirement Plan) during the calendar year next preceding the year of his death.

            3.5  Earnings.  For any calendar year, the term "Earnings" means,
                 --------
with respect to any Participant, the cash remuneration and the value of property given to him in lieu of cash (without regard to any restriction or risk of forfeiture), payable to him in that year by the Employers in the form of base pay, bonuses, short term incentive compensation and amounts payable in lieu of short term incentive compensation in that year (and any portion of any such amounts deferred by the Participant pursuant to the terms of any deferred compensation arrangement maintained by the Employers). In no event shall a Participant's Earnings:

                 (a) include payments from long term incentive compensation plans, stock option plans, stock appreciation rights, severance payments, special agreements, contracts or payments, expense reimbursements or relocation allowances; or

                 (b)  exceed 2 times his base pay.

            3.6  Other Benefits.  The term "Other Benefits" means, with respect
                 --------------
to any Participant, the sum of:

                 (a) 50 percent of the annual primary Social Security benefit payable (or, in the case of a Participant whose Benefit is being determined prior to the date he attains age 62 years, estimated by the Plan Administrator, in his absolute discretion, to be payable) to the Participant at age 62;

                 (b) disregarding any reduction on account of a "qualified domestic relations order" (as defined in section 414(p) of the Code), the annual amounts (expressed as single life annuities) determined to be payable to the Participant under The Mead Retirement Plan, The Mead Section 415 Excess Plan and The Mead Excess Compensation Plan (the "Mead Plans") as of his termination date, or such other determination date as is specifically provided with respect to a particular Plan Benefit; and

                 (c) disregarding any reduction on account of a qualified domestic relations order, the annual amount (expressed as a single life annuity) payable to the Participant from the employer funded portion of any deferred, vested or lump sum benefit earned under a "Prior Retirement Plan" (that is any defined benefit plan or other similar primary retirement plan intended to meet the requirements of section 401(a) of the Code (including any governmental plan) maintained by any previous employer of the Participant) prior to age 55 and payable no earlier than 10 years prior to the date on which the Participant was employed by the Employers and Affiliates.

SECTION 4 - EARLY BENEFIT
-------------------------

            4.1  Eligibility for Early Benefit.  If a Participant's employment
                 -----------------------------
with the Employers and the Affiliates is terminated (for a reason other than his death) at or after he has attained age 55 years, but prior to the date on which he attains age 62 years, he shall be entitled to receive an "Early Benefit" in an amount determined pursuant to the provisions of subsection 4.2 and paid in the form and at the time provided in subsection 4.3.

            4.2  Amount of Early Benefit.  A Participant's Early Benefit is an
                 -----------------------
amount determined in accordance with the provisions of subsection 3.2, but computed by reducing the percentage "55 percent" found in paragraph 3.2(a) by 1/4 of one percent for each full month by which the commencement of payment of the Participant's Early Benefit precedes the first day of the calendar month coincident with, or next following, the date on which he attains age 62 years.

            4.3  Form and Time of Payment of Early Benefit.  Except as otherwise
                 -----------------------------------------
specifically provided by Section 7, relating to optional forms of payment, the amount of a Participant's Early Benefit shall be payable monthly, in the form of a single life annuity, from the first day of the calendar month next following his termination of employment through the calendar month during which the Participant attains age 62 years. As of the first day of the calendar month next following the date on which the Participant attains age 62 years, an amount equal to the Actuarial Present Value of his Early Benefit, (which Actuarial Present Value shall be reduced by the aggregate amount of the monthly payments previously made to him and increased by interest on the undistributed portion of his Early Benefit calculated from his termination date to the payment date), determined as of his termination date, will be distributed to the Participant in the form of a single, lump sum payment.

SECTION 5 - PRE-AGE 55 BENEFIT
------------------------------

            5.1  Eligibility for Pre-Age 55 Benefit.  If a Participant's
                 ----------------------------------
employment with the Employers and the Affiliates is "Involuntarily Terminated" (as described in subsection 5.4) prior to the date on which he attains age 55 years, or if his employment is terminated prior to that date for any other reason approved for purposes of the Plan by Mead's Chief Executive Officer, he shall be entitled to receive a "Pre-Age 55 Benefit" in an amount determined pursuant to the provisions of subsection 5.2 and paid in the form and at the time provided in subsection 5.3.

            5.2  Amount of Pre-Age 55 Benefit.  A Participant's Pre-Age 55
                 ----------------------------
Benefit is an amount determined in accordance with the provisions of subsection
3.2 as of the date he attains age 62, but computed by:

                 (a) reducing the percentage "55 percent" found in paragraph 3.2(a) by 1/4 of one percent for each full month by which the date of the Participant's termination of employment with the Employers and the Affiliates precedes the first day of the calendar month coincident with, or next following, the date on which he will attain age 62 years; and

                 (b) by assuming, for purposes of determining the amount of his Other Benefits attributable to the Mead Plans, that he will continue as a Participant under those Plans until the date on which he will attain age 55 years and that his benefits under The Mead Plans will be payable on that date.

            5.3  Form and Time of Payment of Pre-Age 55 Benefit.  Except as
                 ----------------------------------------------
otherwise specifically provided by Section 7, an amount equal to the Actuarial Present Value of a Participant's Pre-Age 55 Benefit will be distributed to the Participant, in a single, lump sum payment as of the first day of the calendar month coincident with or next following the date on which the Participant attains age 62 years.

            5.4  Involuntary Termination.  The term "Involuntary Termination"
                 -----------------------
means, with respect to any Participant, the termination of the Participant's employment with the Employers and the Affiliates, either:

                 (a) at the option of his employer, for a reason other than "Cause" (as defined in subsection 5.5); or

                 (b) at the Participant's option, exercised within the 24-month period following the occurrence, without the express consent of the Participant, of any one or more of the following events:

                      (i) the assignment of duties to the Participant which are substantially inconsistent with the Participant's duties, responsibilities and status at the time of the assignment, or that constitute a substantial reduction or alteration in the nature or status of such duties and responsibilities;

                      (ii) a reduction in the amount of the Participant's base pay;

                      (iii) the transfer of the work location of the Participant to a place that is in excess of 25 miles from his work location at the time the transfer is made;

                      (iv) the failure of the Participant's Employer or Affiliate employer to continue in effect any of its employee benefit plans, policies, practices or arrangements, including, but not limited to, those plans, policies and arrangements maintained solely for the benefit of key management personnel in which the Participant participates, or the failure of it to continue the Participant's participation therein on substantially the same basis, both in terms of the amount of benefits provided and the level of participation relative to other participants, unless such benefits, policies and arrangements are replaced by one or more alternative or substitute plans, policies or arrangements providing substantially equivalent benefits in the aggregate.

The determination of whether an event described in paragraph (b) above has occurred shall be made by the Committee, based on its comparison of circumstances existing after the alleged occurrence with the circumstances prevailing immediately prior thereto.

            5.5  Termination for Cause.  For purposes of the Plan, a termination
                 ---------------------
of a Participant's employment for "Cause" shall mean termination as a result of the Participant's:

                 (a) willful and continued failure to perform duties with the Employers and Affiliates (other than any such failure resulting from an Involuntary Termination) after a written demand for substantial performance has been delivered to the Participant specifically identifying the manner in which the Employer or Affiliate, as the case may be, believes the Participant has not substantially performed such duties and the Participant has failed to resume substantial performance on a continuous basis within 14 days of receiving such demand;

                 (b) willfully engaging in conduct which the Committee determines is demonstrably and materially injurious to the Employers or Affiliates, monetarily or otherwise; or

                 (c) conviction of a felony, or conviction of a misdemeanor which impairs the Participant's ability to perform his duties with the Employer or Affiliate employing him.

SECTION 6 - DISABILITY BENEFIT
------------------------------

            6.1  Eligibility for Disability Benefit.  If a Participant's
                 ----------------------------------
employment with the Employers and the Affiliates is terminated by reason of his becoming "Disabled" (as defined in The Mead Retirement Plan) prior to the date on which he attains age 62 years and he continues to be Disabled until age 62, he shall be eligible to receive a "Disability Benefit" in an amount determined pursuant to the provisions of subsection 6.2 and paid in the form and at the time provided in subsection 6.3.

            6.2  Amount of Disability Benefit.  A Participant's Disability
                 ----------------------------
Benefit is an amount determined in accordance with the provisions of subsection 3.2, but expressed as a single life annuity commencing as of the later of the date the Participant attains age 62 or the date as of which Pension payments to him commence under The Mead Retirement Plan.

            6.3  Form and Time of Payment of Disability Benefit.  Except as
                 ----------------------------------------------
otherwise specifically provided by Section 7, relating to optional forms of payment, the Actuarial Present Value of the amount of a Participant's Disability Benefit will be distributed to him in the form of a single, lump sum payment as soon as practicable after the later of the date on which the Participant attains age 62 years or the date as of which Pension payments to him commence under The Mead Retirement Plan.

SECTION 7 - OPTIONAL FORMS OF BENEFIT PAYMENT
---------------------------------------------

            7.1  Request for Optional Payment Form.  A Participant, by writing
                 ---------------------------------
filed with the Plan Administrator at least one year prior to his termination date (or within 60 days after becoming Disabled) in such form as the Plan Administrator may require, may request to have his Plan Benefit paid in an optional form permitted by subsection 7.2. Any such request shall be deemed to be approved by the Plan Administrator unless disapproved within 15 days of its receipt. Any such approved request shall be void and of no force or effect if the Participant dies before payment in the optional form requested begins.

            7.2  Optional Forms of Benefit Payment.  Subject to the provisions
                 ---------------------------------
of subsection 7.3, the optional forms of payment under the Plan are:

                 (a) a single life annuity in the amount calculated under subsection 3.2, 4.2, 5.2 or 6.2, whichever is applicable, payable commencing at the time permitted under subsection 3.3, 4.3, 5.3 or 6.3, whichever is applicable;

                 (b) any optional form of benefit permitted (assuming, for this purpose, that election of an optional form of Disability Pension is permitted) under the provisions of The Mead Retirement Plan at the time the request is made, the amount of which shall be determined by applying the actuarial assumptions utilized under that plan; and

                 (c) in the case of an Early Benefit payable monthly pursuant to subsection 4.3, by foregoing those monthly amounts and instead receiving the Actuarial Present Value of the Early Benefit computed as of age 62, but without regard to the percentage reduction otherwise required by subsection 4.2, payable in a single, lump sum distribution as of the first day of the month coincident with, or next following, the date on which the Participant attains age 62 years.


            7.3  Limitations on Optional Forms of Payment.  No optional form of
                 ----------------------------------------
payment shall permit:

                 (a) payment of any single, lump sum amount to a Participant prior to the first day of the month coincident with, or next following, the date on which the Participant attains age 62 years; or

                 (b) payment of a Disability Benefit prior to the time specified in subsection 6.3.

SECTION 8 - DEATH BENEFIT
-------------------------

            8.1  Eligibility for Death Benefit.  If a Participant dies after
                 -----------------------------
payment of monthly amounts of his Early Benefit begins under subsection 4.3 and prior to receiving his entire Early Benefit, a Death Benefit, in an amount determined under subsection 8.2, shall be paid, as soon as practicable, in a single, lump sum, to his "Beneficiary" (as defined in subsection 8.3). Except as specifically provided by an optional form of payment permitted by subsection
7.2 and by Section 9, relating to "Spousal Survivor Benefits," no other amount shall be payable to any person from the Plan on account of the death of a Participant.

            8.2  Amount of Death Benefit.  The Death Benefit payable on account
                 -----------------------
of a deceased Participant shall be an amount equal to the Actuarial Present Value of his Early Benefit (which Actuarial Present Value shall reduced by the aggregate amount of the monthly payments previously made to him and increased by interest on the undistributed portion of his Early Benefit calculated from his termination date to the payment date), determined as of his termination date.

            8.3  Beneficiary.  The term "Beneficiary" means, with respect to any
                 -----------
Participant, such natural or legal person or persons as may be designated by him (who may be designated contingently or successively) to receive the Death Benefit payable if he dies before a total payment of his Early Benefit is made to him. A Beneficiary designation will be effective with respect to a Participant only when a signed and dated beneficiary designation form is filed with the Committee while the Participant is alive, which form will cancel any beneficiary designation form signed and filed earlier. If a Participant is not survived by a Beneficiary the Committee shall pay the Death Benefit to his "Spouse" (as defined in The Mead Retirement Plan) or, if he is not survived by a Spouse, to the legal representative or representatives of the estate of the Participant.

SECTION 9 - SPOUSAL SURVIVOR BENEFIT
------------------------------------

            9.1  Eligibility for Spousal Survivor Benefit.  Subject to the
                 ----------------------------------------
reduction required by subsection 9.4, if a Participant dies while employed by the Employers or after his termination of employment with the Employers, but, prior to the date on which he is first receives payment of a Benefit to which he is entitled under Section 3, 4 or 5, his Spouse, if any, shall be eligible to receive a Spousal Survivor Benefit, in an amount determined under subsection 9.2, if she has a right to receive a Pre-Retirement Survivor Pension under The Mead Retirement Plan and has not waived that right.

            9.2  Amount of Spousal Survivor Benefit.  The Spousal Survivor
                 ----------------------------------
Benefit payable to a Spouse on account of a deceased Participant is an amount determined by:

                 (a) calculating the amount, expressed as a joint and survivor annuity of 50, 66 2/3 or 75 percent (whichever is payable to the Spouse as a Pre-Retirement Survivor Pension under The Mead Retirement Plan), which is of Actuarial Equivalent Value to a single life annuity computed with respect to the deceased Participant pursuant to subsection 3.1, 4.1 or 5.1, whichever is applicable; and

                 (b) then determining the annual amount that would be payable to the surviving Spouse on the basis of the joint and survivor annuity computed under paragraph (a) above.

Notwithstanding the provisions of paragraph 3.2(b) to the contrary, in computing the amount of a "Spousal Survivor Benefit" with respect to the surviving Spouse of a deceased Participant who had not attained age 55 years on the date of his death, the Other Benefit attributable to The Mead Retirement Plan shall be an amount equal to the Participant's "Accrued Benefit" (as defined under that plan) as of the date of his death, assuming that the amount of his Final Average Earnings used in computing his Accrued Benefit equalled the "Earnings" (as defined in The Mead Retirement Plan) payable to him by the Employers during his last full calendar year of employment by them and that his "Pension" under The Mead Retirement Plan would be payable at the date the deceased Participant would have attained age 55 years.

            9.3  Form and Time of Payment of Spousal Survivor Benefit.  The
                 ----------------------------------------------------
Actuarial Present Value (determined taking into account the date on which a Benefit would have commenced under Section 3, 4 or 5, whichever would have been applicable, and the surviving Spouse's age on that date) of the amount determined under paragraph 9.2(b) will be distributed to the surviving Spouse, in the form of a single, lump sum payment, as soon as practicable after the date of the Participant's death.

            9.4  Reduction for Spousal Survivor Benefit.  As provided by
                 --------------------------------------
paragraph 3.2(c), the amount of a Participant's Plan Benefit will be reduced by a percentage thereof, determined in accordance with the following table, for the portion of the calendar period beginning on the date on which the Participant attains age 55 years and ending on the earlier of the date payment of his Benefit begins or the date on which he attains age 62 years, during which his Spouse is eligible to receive a Pre-Retirement Survivor Pension under The Mead Retirement Plan. The percentage reduction will be computed on a pro rata basis for completed months of coverage which are less than a whole year.

                                    Percentage Reduction
      Percentage of Benefit          for Each Full Year
        Payable to Spouse                of Coverage
      ---------------------         --------------------
          50 percent                1/2 of one percent
          66 2/3 percent            2/3 of one percent
          75 percent                3/4 of one percent

Notwithstanding the foregoing table, in no event will a percentage reduction under this Plan be greater than the percentage reduction for a Pre-Retirement Survivor Pension of a like amount under The Mead Retirement Plan.


SECTION 10 - SPECIAL PROVISIONS AFFECTING PAYMENT OF BENEFITS.
-------------------------------------------------------------

            10.1 Competition.  Subject to his right of appeal under Section 11,
                 -----------
if the Committee determines that a Participant, without the express prior written consent of Mead, directly or indirectly, individually or as an agent, officer, director, employee, shareholder (other than being the holder of any stock which represents a less than one percent interest in a corporation), partner or in any other capacity whatsoever, after termination of employment and prior to attainment of age 62, has engaged, or is engaging, in any activity competitive with or adverse to the Employer's and Affiliate's businesses or in the sale, distribution, production, or attempted sale, distribution or production, of any goods, products or services then sold or being developed by any Employer or Affiliate, all Benefits otherwise payable at any time under the Plan shall be permanently forfeited and payment of Benefits, if commenced, shall cease. This subsection 10.1 shall not apply to a Participant whose employment with the Employers and Affiliates terminates on or after a "Change in Control" (as defined in subsection 10.3) of Mead.

            10.2 Termination for Cause.  Subject to his right of appeal under
                 ---------------------
Section 11, if the employment of a Participant with the Employers and Affiliates is terminated for Cause, all Benefits otherwise payable to any person, at any time, under the Plan shall be automatically and permanently forfeited.

            10.3 Payments After a Change in Control.  If the employment of an
                 ----------------------------------
employee who is a Participant on the date of a Change in Control of Mead (or of any other employee who, but for the requirement of paragraph 2.1(c), would have been a Participant on that date) is terminated within 24 months after that date for a reason other than death or Cause, he shall be entitled to receive a "Termination Benefit," payable within 30 days after his termination date. A Participant's "Termination Benefit" is a single lump sum amount equal to the Actuarial Present Value (determined for purposes of this Section by applying the actuarial assumptions utilized for that purpose on the day prior to the date of the Change in Control under The Mead Retirement Plan) of the amount that would have been his Plan Benefit if determined as of the day preceding the date of the Change in Control. For purposes of computing the amount of that Plan Benefit:

            (a) a Participant who has not attained age 55 years on the day preceding the date of a Change in Control will be deemed to have had his employment with the Employers and Affiliates Involuntarily Terminated on that day; and

            (b) in the case of a Participant terminated on account of becoming Disabled, it shall be assumed that he will continue to be Disabled until he attains age 62 years.

If a Participant, surviving Spouse or Beneficiary is receiving payment of periodic Plan Benefits on the date of a Change in Control, the Actuarial Present Value of any remaining payments (determined as of the day immediately preceding that date) shall be payable to him, in a single, lump sum, within 30 days of the date of the Change in Control. For purposes of the Plan, the term "Change in Control" of Mead means a change in control of a nature that would be required to be reported in response to Item 6(e) (or any successor thereto) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not Mead is then subject to such reporting requirement; provided, that, without limitation, such a Change in Control shall be deemed to have occurred if:

                 (i) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Mead representing 25 percent or more of the combined voting power of Mead's then outstanding securities;

                 (ii) during any period of 2 consecutive years (not including any period prior to the date of adoption of this restated Plan) there shall cease to be a majority of the Board of Directors of Mead ("the Board") comprised as follows: individuals who at the beginning of such period constitute the Board and any new director or directors whose election by the Board or nomination for election by Mead's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

            (c)  either:

                 (i) the shareholders of Mead approve a merger or consolidation of Mead with any other corporation, other than a merger or consolidation which would result in the voting securities of Mead outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 80 percent of the combined voting power of the voting securities of Mead or such surviving or parent entity outstanding immediately after such merger or consolidation; or

                 (ii) the shareholders of Mead approve a plan of complete liquidation of Mead or an agreement for the sale or disposition by Mead of all or substantially all of Mead's assets.

            10.4 Emergency Payments.  If it is determined (as provided below)
                 ------------------
that a Participant or Beneficiary has experienced an "Unforeseeable Emergency" (as defined below), the terms and manner of payment of Benefits provided in the Plan or selected by a Participant may be changed to the extent appropriate to satisfy the Participant's or Beneficiary's emergency need. The term "Unforeseeable Emergency" means severe financial hardship to the Participant or Beneficiary resulting from a sudden and unexpected illness or accident of the Participant or Beneficiary or of a "dependent" (as defined in section 152(a) of the Code) of the Participant or Beneficiary, loss of the Participant's or Beneficiary's property due to a casualty, or other similar extra-ordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or Beneficiary. A determination with respect to whether a

Participant or Beneficiary has experienced an Unforeseeable Emergency shall be made:

                 (a) in the case of a Participant employed, or last employed, by an Employer as other than an elected officer of the Employer and his Beneficiary, the Chairperson of the Committee; and

                 (b) in the case of a Participant employed, or last employed, by an Employer as an elected officer of the Employer and his Beneficiary, the Committee.

The provisions of Section 11 of the Plan shall not be applicable with respect to any determination made pursuant to this subsection 10.4.


          10.5   ECAP Credit in Lieu of Distribution.  With the approval of the
                 -----------------------------------
Committee, which approval shall automatically be revoked by the Committee's exercise of its discretion under subsection 10.4, a Participant who is also a Participant in The Mead Corporation Executive Capital Accumulation Plan ("ECAP") may irrevocably elect to waive his right to receive any amount otherwise distributable to him pursuant to the provisions of the Plan and to have the same amount credited for his benefit and subsequently distributed to him under the terms of the ECAP. An election made by a Participant in accordance with the provisions of this subsection must be in such written form as the Committee shall decide and filed with the Plan Administrator at least one year in advance of the date of the Participant's termination of employment with the Employers and Affiliates. In no event shall this subsection be applicable to any amount distributable to any person other than a Participant.

          10.6   Payment to Incapacitated Persons.  Notwithstanding any other
                 --------------------------------
provision of the Plan, if a Participant or other person entitled to a Benefit payment under the Plan is determined by a court of competent jurisdiction to be physically, mentally or legally incapacitated and unable to manage his financial affairs and claim is made by a conservator or other person legally charged by such court with the care of his person, the Committee shall make distributions to such conservator or other person. Any distribution made in accordance with this subsection shall fully acquit and discharge all persons from all further liability on account thereof.

          10.7   Withholding.  The Plan Administrator shall cause to be withheld
                 -----------
from the amount of any Benefit paid to a Participant or Beneficiary pursuant to the terms of the Plan any amount required to be withheld by federal, state or local law.

SECTION 11 - DISPUTE RESOLUTION
-------------------------------

          11.1   Notice of Denial.  If any dispute arises with respect to a
                 ----------------
Participant, Spouse or Beneficiary (a "Claimant") under the Plan, the Plan Administrator will provide the Claimant with a written notice of its resolution of the dispute setting forth:

                 (a) the provisions of the Plan upon which the resolution was based; and

                 (b)  an explanation of this claims procedure.

If the Plan Administrator rejects a Claimant's application for failure to furnish certain necessary materials or information, the written notice to the Claimant will explain what additional material is needed and why, and advise the Claimant that he may refile a proper application. In the event that the Plan Administrator fails to take any action on the Claimant's initial application within 90 days after receipt, the application will be deemed denied, and the Claimant's appeal rights under subsection 11.2 will be in effect as of the end of such period.

          11.2  Notice of Appeal.  Within 60 days after the receipt of the Plan
                ----------------
Administrator's notice of resolution, the Claimant may file a written notice of appeal of the resolution with the "Claims Reviewer" (as defined below). In addition, within such appeal period, the Claimant may review pertinent documents at such reasonable times and places as the Committee may specify and may submit any additional written material pertinent to the appeal not set forth in the notice of appeal. The appeal shall be determined by the Claims Reviewer, and the Claimant shall be entitled to appear before the Claims Reviewer to present his claim. The term "Claims Reviewer" means a 3 member panel appointed by the Committee.

          11.3  Decision on Appeal.  The panel will make a written decision on
                ------------------
the appeal not later than 60 days after its receipt of the notice of appeal unless special circumstances require an extension of time, in which case a decision will be given as soon as possible, but not later that 120 days after receipt of the notice of appeal. The decision on the appeal will be in writing and shall include specific reasons for the decision, making specific reference to the provision of the Plan upon which the decision was based.

          11.4  Records, Data and Information.  Unless proven to the
                -----------------------------
satisfaction of the Plan Administrator to be in error, the records, data and information of the Employers, Affiliates and Administrators of the Mead Plans shall be conclusive on all Participants, surviving Spouses and Beneficiaries with respect to all matters relating to the Plan.

SECTION 12 - AMENDMENT AND TERMINATION
--------------------------------------

          12.1  Amendment and Termination.  Mead expects the Plan to be
                -------------------------
permanent, but since future conditions affecting Mead cannot be anticipated or foreseen, Mead must necessarily and does hereby reserve the right to amend, modify or terminate the Plan at any time by action of its Board of Directors.

          12.2  Contingencies Affecting the Employers.  In the event of a merger
                -------------------------------------
or consolidation of the Employer, or the transfer of substantially all of the assets of the Employer to another corporation, such successor corporation shall be substituted for the Employer under the terms and provisions of the Plan.

          12.3  Protected Benefits.  If the Plan is terminated, revoked, or
                ------------------
amended so as to decrease benefits provided under the Plan, the full benefits earned by each terminated Participant and Beneficiary shall not be reduced. A Participant who is in active service at the time of a Plan termination, revocation or amendment shall be entitled to full Benefits under the prior provisions of the Plan; provided, however, that his Earnings for periods subsequent to such termination, revocation or amendment shall not be used in determining the amount of benefits based on Final Average Earnings that are protected by this subsection. Any employee who would be a Participant but for the 36 month requirement of paragraph 2.1(c) shall be treated as a Participant for purposes of this subsection if the employee satisfies such requirement after the termination, revocation, or amendment of the Plan. The time and manner of payment of Benefits protected by this subsection shall remain subject to the prior terms and conditions of the Plan.

                                FIRST AMENDMENT
                                      TO
                             THE MEAD CORPORATION
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

          WHEREAS The Mead Corporation ("Mead") heretofore established The Mead Corporation Executive Capital Accumulation Plan (the "Plan") and subsequently amended the Plan; and

          WHEREAS Mead desires to further amend the Plan pursuant to the power reserved to Mead's Board of Directors by subsection 12.1 of the Plan;

          NOW, THEREFORE, the Plan is hereby amended, effective as of June 24, 1998, as follows:

          1. Subsection 1.4 of the Plan is amended to read, in its entirety, as follows:

          "1.4 Plan Funding and Administration. The benefits payable under the
               --------------------------------
     Plan are unfunded and are payable, when due, from the general assets of Mead; provided, however, that Mead, in its discretion, may establish or maintain a trust to pay such amounts, which trust shall be subject to the claims of Mead's unsecured general creditors in the event of Mead's bankruptcy or insolvency; and provided, further, that Mead shall remain responsible for the payment of any such amounts which are not so paid by any such trust. The Plan shall be administered by the Vice-President-Human Resources of Mead or such other person as is hereafter named by the Committee (the "Administrator") who shall have the rights, powers and duties with respect to the Plan that are hereinafter set forth and the authority to establish such rules, regulations and interpretations with respect to the Plan as are reasonably necessary to administer the Plan. Any such rules, regulations and interpretations shall be uniformly applied to all persons similarly situated."

          2. The last sentence of subsection 10.3 shall be replaced, in its entirety, by the following:

     "For purposes of the Plan, a 'Change in Control' shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

               "(i) date of expiration of a Tender Offer (other than an offer by Mead), if the offeror acquires Shares pursuant to such Tender Offer;

               "(ii) the date of approval by the shareholders of Mead of a definitive agreement: (x) for the merger or consolidation of Mead or any direct or indirect subsidiary of Mead into or with another corporation, other than (l) a merger or consolidation which would result in the voting securities of Mead outstanding immediately prior thereto continuing to represent ((i) in the case of a merger or consolidation of Mead, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, or (ii) in the case of a merger or consolidation of any direct or indirect subsidiary of Mead, either by remaining outstanding if Mead continues as a parent of the merged or consolidated subsidiary or by being converted into voting securities of the surviving entity or any parent thereof) at least 51% of the combined voting power of the voting securities of Mead or such surviving or parent entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of Mead (or similar transaction) in which no Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of Mead (not including in the securities Beneficially Owned by such Person any securities acquired directly from Mead or its Affiliates) representing 25% or more of the combined voting power of Mead's then outstanding securities, or (y) for the sale or disposition of all or substantially all of the assets of Mead, other than a sale or disposition by Mead of all or substantially all of Mead's assets to an entity, at least 51% of the combined voting power of the voting securities of which are owned (directly or indirectly) by shareholders of Mead in substantially the same proportions as their ownership of Mead immediately prior to such sale or disposition;

               "(iii) (x) any Person is or becomes the Beneficial Owner of 25% or more of the voting power of the then outstanding securities of Mead (not including in the securities beneficially owned by such Person any securities acquired directly from Mead or its affiliates), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x)(l) of paragraph (ii) above or (y) the date of authorization, by both a majority of the voting power of Mead and a majority of the portion of such voting power excluding the voting power of interested Shares, of a control share acquisition (as such term is defined in Chapter 1701 of the Ohio Revised Code); and

          "(iv) a change in the composition of the Board of Directors such that individuals who were members of the Board of Directors on the date two years prior to such change (and any new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Mead) who were elected, or were nominated for election, by Mead's shareholders with the affirmative vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved) no longer constitute a majority of the Board of Directors.

     "Notwithstanding the foregoing, a 'Change in Control' shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Mead immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of Mead immediately following such transaction or series of transactions.

     "'Affiliate' shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

     "'Beneficial Owner' shall have the meaning defined in Rule 13d-3 under the Exchange Act.

     "'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "'Person' shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) Mead or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Mead or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of Mead in substantially the same proportions as their ownership of stock of Mead.

     "'Shares' shall mean shares of common stock, without par value, of The Mead Corporation.

     "'Tender Offer' shall mean a tender offer or a request or invitation for tenders or an exchange offer subject to regulation under Section 14(d) of the Exchange Act and the rules and regulations thereunder, as the same may be amended, modified or superseded from time to time."

                              Second Amendment to
                              THE MEAD CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     WHEREAS, The Mead Corporation maintains The Mead Corporation Supplemental Executive Retirement Plan (the "Plan") and has previously amended the Plan;

     WHEREAS, further amendment of the Plan is now deemed to be desirable;

     NOW, THEREFORE, the Plan be, and it hereby is, amended, effective August 28, 2001, as follows:

1. Subsection 10.3 of the Plan is amended by replacing the first three sentences thereof with the following:

     "Upon the occurrence of a Change in Control of Mead, the accrued benefit of an employee who is a Participant on the date of the Change in Control (and the benefit which would have been accrued by any other employee who, but for the requirement of paragraph 2.1(c), would have been a Participant on that date, such an employee being treated as a Participant for all purposes of this subsection 10.3 and the last sentence of subsection 10.1 hereof) shall immediately and fully vest; provided, however, that such benefit shall be forfeited pursuant to paragraph 10.2 hereof if the employment of the employee shall be terminated for "Cause" as that term is defined in this Plan immediately prior to the Change in Control. If the employment of a Participant whose benefit has vested in accordance with the immediately preceding sentence is terminated within 24 months after the date of a Change in Control for a reason other than death or Cause (as that term is defined in this Plan immediately prior to the Change in Control), he shall be entitled to receive a 'Termination Benefit,' payable within 30 days after his termination date. A Participant's Termination Benefit is a single lump sum amount equal to the 'Actuarial Present Value' of the amounts that would have been his Plan Benefit if determined as of the date of his termination of employment pursuant to the provisions of the Plan in effect immediately prior to the Change in Control. The Actuarial Present Value of those amounts shall be determined for purposes of this Section by applying the actuarial assumptions and methods being utilized for that purpose under The Mead Retirement Plan on the day prior to the date of the Change in Control. For purposes of computing the amount of the Plan
     Benefit:

               (a) a Participant who has not attained age 55 years on the date of his actual termination of employment will be deemed to have had his employment with the Employers and Affiliates Involuntarily

          Terminated on the date of his termination and his Pre-Age 55 Benefit shall be computed pursuant to subsection 5.2 hereof without applying the assumption contained in subsection 5.2(b) but, instead, determining the Other Benefits attributable to Mead Plans based on the Vested Deferred Pension on a Participant's employment termination with the Employers and Affiliates; and

               (b) in the case of a Participant terminated on account of becoming Disabled, it shall be assumed that he will continue to be Disabled until he attains age 62 years."

2. Subsection 10.5 of the Plan is amended to read, in its entirety, as follows:

     "10.5   ECAP Credit in Lieu of Distribution.  A Participant who is also a
             -----------------------------------
     Participant in The Mead Corporation Executive Capital Accumulation Plan ("ECAP") may elect to waive his right to receive any amount otherwise distributable to him pursuant to the provisions of the Plan and to have the same amount credited for his benefit (as of the date distribution would have been made) and subsequently distributed to him under the terms of the ECAP. An election made by a Participant in accordance with the provisions of this subsection must be in such written form as the Committee shall decide and filed with the Plan Administrator at least three months prior to the Participant's employment termination with the Employers and Affiliates with respect to distributions made on or after employment termination or, as an additional alternative, filed prior to a Change in Control with respect to distributions made on or after a Change in Control. An election made by a Participant pursuant to the foregoing sentence is revocable at any time that is at least three months prior to the date of employment termination with the Employer and Affiliates or a Change in Control, as appropriate. In no event shall this subsection be applicable to any amount distributable to any person other than a Participant."

     EXECUTED at Dayton, Ohio this 22nd day of January, 2002.

                                        THE MEAD CORPORATION

                                        By:/s/ A. ROBERT ROSENBERGER
                                           -------------------------
                                           Its:

ATTEST:

/s/ PATRICIA C. NORRIS
----------------------
Assistant Secretary

                                       2